UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM  5.07  Submission of Matters to a Vote of Security Holders.

On May 23, 2017, the Company held its 2017 Annual Meeting of Stockholders. Of the 37,244,839 shares of common stock outstanding and entitled to vote at the Annual Meeting, 35,026,124 shares were present in person or by proxy, constituting a 94.04% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.                                      Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Alfred J. Giardinelli, Jr., Alan P. Krusi, Brian E. Lane, Franklin Myers, James H. Schultz, Constance E. Skidmore, and Vance W. Tang as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	32,832,040	98.78%	406,984
Herman E. Bulls	32,661,693	98.26%	577,331
Alfred J. Giardinelli, Jr.	32,073,787	96.49%	1,165,237
Alan P. Krusi	32,855,899	98.85%	383,125
Brian E. Lane	33,161,703	99.77%	77,321
Franklin Myers	31,932,574	96.07%	1,306,450
James H. Schultz	31,218,776	93.92%	2,020,248
Constance E. Skidmore	33,139,047	99.70%	99,977
Vance W. Tang	32,831,938	98.78%	407,086

There were 1,787,100 broker non-votes as to Proposal No. 1.

Proposal No. 2.                                      Vote regarding ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
34,450,687	98.36%	575,247	190

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.                                      Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,536,148	94.97%	1,670,183	32,693

There were 1,787,100 broker non-votes as to Proposal No. 3.

Proposal No. 4.                                      Advisory vote regarding the frequency of the stockholder vote on executive compensation:

One Year	Two Years	Three Years	Votes Abstain
26,658,865	4,890	6,541,811	33,458

There were 1,787,100 broker non-votes as to Proposal No. 4.

Proposal No. 5.                                      Vote regarding approval of the 2017 Omnibus Incentive Plan:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
30,444,797	91.61%	2,789,066	5,161

There were 1,787,100 broker non-votes as to Proposal No. 5.

Proposal No. 6.                                      Vote regarding approval of the 2017 Senior Management Annual Performance Plan:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
32,601,287	98.09%	634,416	3,321

There were 1,787,100 broker non-votes as to Proposal No. 6.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Senior Vice President and General Counsel

Date: May 24, 2017